Supplement dated October 30, 2009
to each of the
Summary Prospectus dated October 30, 2009
and the
Prospectus dated October 30, 2009
of
Van Kampen Tax Free Money Fund
(the “Fund”)

On October 19, 2009, Morgan Stanley & Co. Incorporated (“Morgan Stanley”), the parent company of Van Kampen Investments Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. (“Invesco”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, it is expected that the Fund’s Board of Trustees (the “Board”) will be asked to consider and approve changes to the Fund, such as approval of a new investment advisory agreement with affiliate(s) of Invesco. In addition, the Board may be asked to consider and approve changes related to the Fund’s current service providers, governing documents and agreements that conform the Fund to Invesco’s service model for investment management. If approved by the Board, matters will be submitted to the shareholders of the Fund for their approval.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TFMMSPT6 10/09